UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 14, 2013 (June 13, 2013)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street, Evansville, IN	47715
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(812) 867-6471

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 13, 2013, the shareholders of Shoe Carnival, Inc. (the “Company”) approved a proposal to amend the Company’s Articles of Incorporation to implement majority voting for the election of directors in non-contested elections, as disclosed in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on May 6, 2013.  The amendment to the Articles of Incorporation was effective on June 14, 2013 by filing Articles of Amendment to the Articles of Incorporation with the Indiana Secretary of State.  The Company’s Amended and Restated Articles of Incorporation, which include the amendment referred to above, are attached hereto as Exhibit 3-A and are incorporated herein by reference.

On June 13, 2013, the Board of Directors of the Company approved the following amendments to the Company’s By-laws, effective as of that date:

•
Article III, Section 2 was amended to delete the reference to a plurality vote standard for the election of directors, to add a description of the majority vote standard applicable to the election of directors in non-contested elections, and to address holdover directors under the Indiana Business Corporation Law in situations where a nominee for director who is an incumbent director does not receive the requisite affirmative majority of the votes cast for his or her re-election.

•	Article III, Section 12 was amended to address director resignations that are tendered to the Board of Directors pursuant to Article III, Section 2 of the By-laws.

•
Article II, Section 4 and Article III, Section 8 were amended to expressly address the use of facsimile or other forms of electronic communications to give notice of shareholder meetings and meetings of the Board of Directors.

•	Article III, Section 11 was amended to allow for electronic signatures by the members of the Board of Directors when acting by unanimous written consent.

This summary is qualified in its entirety by reference to the Company’s By-Laws, as amended, which are attached hereto as Exhibit 3-B and are incorporated herein by reference.

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its 2013 Annual Meeting of Shareholders on June 13, 2013.  The following is a summary of the matters voted on at the meeting, as described in detail in the Company's definitive Proxy Statement filed on May 6, 2013, and the voting results for each matter.

1.	The two nominees for director were elected to serve three-year terms expiring at the 2016 annual meeting of shareholders and until their successors are elected and have qualified, as follows:

Nominee	For	Withhold	Broker Non-Votes
James A. Aschleman	18,209,399	313,593	1,377,157
Clifton E. Sifford	18,293,986	229,006	1,377,157

2.	By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
18,123,646	257,459	141,887	1,377,157

3.	By the following vote, the shareholders approved the amendment to the Company’s Articles of Incorporation to implement majority voting for the election of directors in non-contested elections:

For	Against	Abstain	Broker Non-Votes
18,378,008	6,752	138,232	1,377,157

4.	The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2013 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
19,485,130	253,218	161,801	0

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits:

Exhibit No.	Exhibits
3-A	Amended and Restated Articles of Incorporation of Shoe Carnival, Inc.
3-B	By-laws of Shoe Carnival, Inc., as amended effective June 13, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)

Dated: June 14, 2013	By:	/s/ W. Kerry Jackson
W. Kerry Jackson
Senior Executive Vice President Chief Operating and Financial Officer and Treasurer

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